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EXHIBIT 10.1

Amendment No. 1 and Consent to Washington Group International, Inc. Credit Agreement

        Consent and Amendment No. 1 (this "Amendment"), dated as of June 28, 2002, to the Credit Agreement, dated as of January 24, 2002 (the "Credit Agreement"), among Washington Group International, Inc., a Delaware Corporation (the "Borrower"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuers (the "Issuers") and Credit Suisse First Boston, as agent for such Lenders and Issuers (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W i t n e s s e t h:

        Whereas, the Borrower has requested that the Lenders consent to the sale by the Borrower of its Denver-based Equipment & Services (E&S) Division (the "Sale") for $1.75 Million and, in connection therewith, has requested that the Requisite Lenders waive the Borrower's obligation under Section 2.10 (Mandatory Prepayments) of the Credit Agreement to prepay the Loans with the Net Cash Proceeds received from the Sale and confirm that such Net Cash Proceeds shall not reduce the basket for Asset Sales in any Fiscal Year set forth in Section 8.4(j) of the Credit Agreement, as amended hereby; and

        Whereas, the Borrower has requested that Section 8.4 (Sale of Assets) of the Credit Agreement be amended to increase the basket for Asset Sales in any Fiscal Year to five million dollars ($5,000,000); and

        Now, therefore, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

  Section 1. Consent and Waiver.

        The Requisite Lenders hereby consent to the Sale and hereby (i) waive the Borrower's obligation under Section 2.10 (Mandatory Prepayments) of the Credit Agreement to prepay the Loans with the Net Cash Proceeds received from the Sale and (ii) confirm that the Net Cash Proceeds received from the Sale shall not reduce the basket for Asset Sales in any Fiscal Year set forth in Section 8.4(j)of the Credit Agreement, as amended hereby.

  Section 2. Amendments.

        The Credit Agreement is, effective as of the Amendment Effective Date and subject the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of this Amendment) hereof, hereby amended as follows:

        (a)  The following definitions for the following terms are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the following terms in such section):

          "Approved Additional Surety Facility" means any surety facility (a) that is on terms and conditions no less favorable to the Loan Parties than those of the Surety Facility, (b) whose terms and conditions are satisfactory to the Administrative Agent and (c) a copy of which (together with all documents and instruments executed in respect thereof) certified as true, correct and complete by the Borrower has been received by the Administrative Agent with sufficient copies for each Lender.

          "Related Documents" means, collectively, the Plan of Reorganization, the Registration Rights Agreement, the Raytheon Settlement Agreement, the Surety Facility, any Approved Additional Surety Facility, the Warrant Agreements and the Warrants.

        (b)  Section 4.5 (Material Adverse Change) to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

  Section 4.5 Material Adverse Change

        Since May 14, 2001, there has been no Material Adverse Change and there have been no events or developments that, in the aggregate, have had a Material Adverse Effect other than the execution and delivery of the Related Documents on or about the Closing Date.

        (c)  Clause (h) of Section 8.1 (Indebtedness) to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (h)  Indebtedness consisting of reimbursement and other obligations arising under any surety bond issued under the Surety Facility or any Approved Additional Surety Facility;

        (d)  Clause (i) of Section 8.2 (Liens, Etc.) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (i)    (A) Liens in favor of the Surety under the Surety Documents and subject to the Surety Intercreditor Agreement and (B) Liens arising under any Approved Additional Surety Facility in connection with surety bonds thereunder and in favor of the surety therefor; provided, however, that such Liens permitted pursuant to this clause (B) shall extend only to assets relating directly to the Project bonded thereby;

        (e)  Clause (j) of Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

            (j)    as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, payable in cash upon such sale; provided, however, that with respect to any such sale pursuant to this clause (j), the aggregate consideration received for the sale of all assets sold during any Fiscal Year shall not exceed $5,000,000; and

  Section 3. Conditions Precedent to the Effectiveness of this Amendment.

        This Amendment shall become effective on the date (the "Amendment Effective Date") when, and only when, the Administrative Agent shall have received this Amendment, duly executed by the Borrower, each Guarantor, the Administrative Agent and Lenders constituting Requisite Lenders.

  Section 4. Representations and Warranties

        On and as of the date hereof and as of the Amendment Effective Date, after giving effect to this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

        (a)  this Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment and constitutes the legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against the Borrower and each Guarantor in accordance with its terms;

        (b)  each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or

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financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended hereby;

        (c)  no Default or Event of Default has occurred and is continuing; and

        (d)  no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by this Amendment, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

  Section 5. Fees and Expenses

        The Borrower and each other Loan Party agrees to pay on demand in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocked expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

  Section 6. Reference to the Effect on the Loan Documents

        (a)  As of the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby as of the Amendment Effective Date, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

        (b)  Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

        (c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

        (d)  This Amendment is a Loan Document.

  Section 7. Consent of Guarantors

        Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

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  Section 8. Execution in Counterparts

        This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

  Section 9. Governing Law

        This Amendment shall be governed by and construed in accordance with the law of the State of New York.

  Section 10. Headings

        The headings contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section, and the numbered reference shall governed in case of direct conflict. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict.

  Section 11. Notices

        All communications and notices hereunder shall be given as provided in the Credit Agreement.

  Section 12. Severability

        The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

  Section 13. Successors

        The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

  Section 14. Waiver of Jury Trial

        Each of the parties hereto irrevocably waives trial by jury in any action or proceeding with respect to this Amendment or any other Loan Document.

[Signature Pages Follow]

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        In Witness Whereof, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first above written.

CREDIT SUISSE FIRST BOSTON, as Administrative Agent, Lender and Issuer
By:	/s/ ROBERT HETU
Name:	Robert Hetu
Title:	Director
By:	/s/ IAN W. NALITT
Name:	Ian W. Nalitt
Title:	Associate
CREDIT SUISSE FIRST BOSTON, as Fronting Lender acting at the direction of the Tranche B Investors
By:	/s/ ROBERT HETU
Name:	Robert Hetu
Title:	Director
By:	/s/ IAN W. NALITT
Name:	Ian W. Nalitt
Title:	Associate

Accepted and Agreed:
WASHINGTON GROUP INTERNATIONAL, INC., as Borrower
By:	/s/ FRANK S. FINLAYSON
Name:	Frank S. Finlayson
Title:	Authorized Officer
Guarantors:
EACH OF THE GUARANTORS SET FORTH ON SCHEDULE I HERETO
By:	/s/ FRANK S. FINLAYSON
Name:	Frank S. Finlayson
Title:	Authorized Officer

SRF 2000 LLC, as Lender
By:	/s/ DIANA L. MUSHILL
Name:	Diana L. Mushill
Title:	Asst. Vice President
SRF TRADING, INC., as Lender
By:	/s/ DIANA L. MUSHILL
Name:	Diana L. Mushill
Title:	Asst. Vice President
FARALLON ENGINEERING, LLC as Lender
By:	/s/ FARALLON CAPITAL MANAGEMENT, LLC
By:	/s/ MERIDEE MOORE
Name:	Meridee Moore
Title:
BANK OF AMERICA, N.A. as Lender
By:	/s/ THERESE FONTAINE
Name:	Therese Fontaine
Title:	Managing Director
TEXTRON FINANCIAL CORPORATION, as Lender
By:	/s/ MATTHEW J. COLGAN
Name:	Matthew J. Colgan
Title:	Director

ABLECO FINANCE LLC, as Lender
By:	/s/ KEVIN GENDA
Name:	Kevin Genda
Title:	Senior Vice President
BANCO ESPIRITO SANTO, S.A., as Lender
By:	/s/ ANDREW M. ORSEN
Name:	Andrew M. Orsen
Title:	Vice President
By:	/s/ TERRY R. HULL
Name:	Terry R. Hull
Title:	Senior Vice President
CONTINENTAL CASUALTY COMPANY as Lender
By:	/s/ RICHARD W. DUBBERKE
Name:	Richard W. Dubberke
Title:	Vice President

Schedule I

Guarantors

SCHEDULE I—GUARANTORS

Company Name	Jurisdiction
Asia Badger, Inc.	Delaware
Badger America, Inc.	Delaware
Badger Energy, Inc.	Delaware
Badger Middle East Inc.	Delaware
Catalytic Industrial Maintenance Co., Inc.	Delaware
CF Environmental Corporation	Massachusetts
Cia. Internacional de Ingenieria, S.A.	Nevada
Ebasco International Corporation	Delaware
Emkay Capital Investments, Inc.	Nevada
Energy Overseas International, Inc.	Delaware
Gulf Design Corporation, Inc.	Florida
Harbert-Yeargin, Inc.	Delaware
HCC Holding, Inc.	California
Industrial Constructors Corp.	Montana
McBride Ratcliff & Associates Inc.	Texas
Middle East Holdings Limited (f/k/a/ Raytheon Engineers & Constructors Middle East Limited)	Colorado
MK Aviation Services, Inc.	Nevada
MK Capital Company	Nevada
MK Construction, Inc.	Nevada
MK Nevada LLC	Nevada
MK Train Control, Inc.	Nevada
MK-Ferguson Engineering Company	Michigan
MK-Ferguson of Idaho Company	Idaho
MK-Ferguson of Oak Ridge Company	Tennessee
Morrison Knudsen Corporation of Viet Nam	Nevada
Morrison Knudsen Leasing Corporation	Nevada
Morrison-Knudsen Company, Inc.	Delaware
Morrison-Knudsen Engineers, Inc.	Nevada
Morrison-Knudsen Services, Inc.	Nevada
National Projects Southwest, Inc.	Delaware
National Projects, Inc.	Nevada
Pomeroy Corporation	California
Raytheon Architects, Ltd.	Colorado

Raytheon Engineers & Constructors (Aruba) Ltd.	Delaware
Raytheon Engineers & Constructors (Ireland) Ltd.	Delaware
Raytheon Engineers & Constructors (Russia) Ltd.	Massachusetts
Raytheon Engineers & Constructors Midwest LLC	Ohio
Raytheon Engineers & Constructors Midwest, Inc.	Delaware
Raytheon Infrastructure, Inc.	New York
Raytheon Nuclear Inc.	Delaware
Raytheon-Ebasco Indonesia Ltd.	Delaware
Raytheon-Ebasco Overseas Ltd.	Delaware
Raytheon-Ebasco Pakistan Ltd.	Delaware
Rust Constructors Puerto Rico, Inc.	Nevada
Rust Constructors, Inc.	Delaware
Specialty Technical Services Inc.	Pennsylvania
Stearns Catalytic Corporation	Delaware
United Engineers Far East, Ltd.	Delaware
United Engineers International, Inc.	Pennsylvania
United Mid-East, Inc.	Delaware
Washington Architects LLC	Delaware
Washington Construction Corporation	Montana
Washington Contractors Group, Inc.	Montana
Washington Demilitarization Company	Delaware
Washington Electrical, Inc.	Nevada
Washington Engineering Quality Services Corporation (formerly Raytheon Engineering Quality Services Corporation)	Delaware
Washington Group International, Inc.	Ohio
Washington Group Latin America, Inc. (formerly Raytheon Engineers & Constructors Latin America, Inc.)	Delaware
Washington Infrastructure Services, Inc.	Colorado
Washington International, Inc.	Nevada
Washington Ohio Services LLC	Nevada
Washington Quality Inspection Company (formerly	Delaware
Raytheon Quality Inspection Company) Washington Quality Programs Company	Delaware
Washington-Catalytic, Inc.	Delaware
WCG Holdings, Inc.	Montana
WCG Leasing, Inc.	Montana
WCGI, Inc. (formerly Raytheon Constructors International, Inc.)	Delaware

WGI Panama Ltd.	Delaware
WGI Trinidad & Tobago Ltd.	Delaware
Yampa Mining Co.	Nevada

Letter of Direction

To:	Credit Suisse First Boston Eleven Madison Avenue New York, NY 10010
Attention: Robert Hetu

Ladies and Gentlemen:

        Reference is made to Amendment No. 1 and Consent (the "Amendment"), dated as of June 28, 2002, to the Credit Agreement, dated as of January 24, 2002, among Washington Group International, Inc., a Delaware Corporation, the financial institutions from time to time party thereto as lenders, the financial institutions from time to time party thereto as issuers and Credit Suisse First Boston, as agent for such Lenders and Issuers. Capitalized terms used herein without definition are used herein as defined in the Credit Agreement.

        As a Tranche B Investor, the undersigned hereby consents to the Amendment, in the form attached, and hereby direct Credit Suisse First Boston, as Fronting Lender, to enter into such Amendment.

        This letter shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

[Signature Pages Follow]

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
LEHMAN COMMERCIAL PAPER INC., as Tranche B Investor
By:	/s/ SALLY M. NANCOZ
Name:	Sally M. Nancoz
Title:	Authorized Signatory
By:
Name:
Title:

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY, as Tranche B Investor
By:	/s/ JAMES R. FELLOWS
Name:	James R. Fellows
Title:	Senior Vice President Stein Roe & Farnham Incorporated, as Advisor to the Stein Roe Floating Rate Limited Liability Company
By:	/s/ N/A
Name:
Title:

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
LIBERTY-STEIN ROE ADVISOR FLOATING RATE ADVANTAGE FUND, BY STEIN ROE & FARNHAM INCORPORATED AS ADVISOR as Tranche B Investor
By:	/s/ JAMES R. FELLOWS
Name:	James R. Fellows
Title:	Sr. Vice President & Portfolio Manager
By:	/s/ N/A
Name:
Title:

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
STEIN ROE & FARNHAM CLO1 LTD., BY STEIN ROE & FARNHAM INCORPORATED AS PORTFOLIO MANAGER as Tranche B Investor
By:	/s/ JAMES R. FELLOWS
Name:	James R. Fellows
Title:	Sr. Vice President & Portfolio Manager
By:	/s/ N/A
Name:
Title:

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
AURUM CLO 2002-1 LTD., BY STEIN ROE & FARNHAM INCORPORATED AS INVESTMENT MANAGER as Tranche B Investor
By:	/s/ JAMES R. FELLOWS
Name:	James R. Fellows
Title:	Sr. Vice President & Portfolio Manager
By:	/s/ N/A
Name:
Title:

        This letter may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same document and one or more of which (or portions hereof) may be delivered by telecopier, with the intention that they shall have the same effect as an original counterpart hereof (or portions hereof).

Very truly yours,
CONTINENTAL CASUALTY COMPANY as Tranche B Investor
By:	/s/ RICHARD W. DUBBERKE
Name:	Richard W. Dubberke
Title:	Vice President
By:	/s/ N/A
Name:
Title:

Canyon Capital Advisors
9665 Wilshire Blvd., #200
Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

        The undersigned, Canyon Capital CDO 2002-1 Ltd., ("Canyon"), is a Lender to the Washington Group International, Inc., dated as of 01/24/2002 (the "Credit Agreement".) Canyon's approval of a proposed Amendment #1 has been requested pursuant to the terms of the Credit Agreement. The Amendment #1 must be approved by the Required Lenders under the Credit Agreement.

        Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of Amendment #1 in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of Amendment #1 (without counting failure to vote or abstentions.)

Canyon Capital CDO 2002-1 Ltd.,
An exempted limited liability company incorporated Under the laws of the Cayman Islands
By:	Canyon Capital Advisors LLC a Delaware limited liability company, its Collateral Manager
By:	/s/ MITCHELL R. JULIS Mitchell R. Julis Managing Director	Date: 6/25/02

Canyon Capital Advisors
9665 Wilshire Blvd., #200
Beverly Hills, CA 90212

PROPORTIONATE VOTING PROVISION

        The undersigned, Canyon Capital CDO 2001-1 Ltd., ("Canyon"), is a Lender to the Washington Group International, Inc., dated as of 01/24/2002 (the "Credit Agreement".) Canyon's approval of a proposed Amendment #1 has been requested pursuant to the terms of the Credit Agreement. The Amendment #1 must be approved by the Required Lenders under the Credit Agreement.

        Canyon hereby votes its percentage interest as a Lender in favor of and/or against the approval of Amendment #1 in direct proportion to the votes of those other Lenders under the Credit Agreement that have voted for or against the approval of Amendment #1 (without counting failure to vote or abstentions.)

Canyon Capital CDO 2001-1 Ltd.,
An exempted limited liability company incorporated Under the laws of the Cayman Islands
By:	Canyon Capital Advisors LLC a Delaware limited liability company, its Collateral Manager
By:	/s/ MITCHELL R. JULIS Mitchell R. Julis Managing Director	Date: 6/25/02

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  EXHIBIT 10.1